UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 28, 2024

Pulse Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way
Hayward, California 94545
(Address of principal executive offices) (Zip Code)

(510) 906-4600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLSE	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01	Other Events.

On June 28, 2024, Pulse Biosciences, Inc. (the “Company”) issued a press release announcing the preliminary results of its previously announced rights offering.

As of June 26, 2024, the final Expiration Date of the offering, eligible stockholders had subscribed to purchase approximately six million units, at a price of $10 per unit, with each unit consisting of one share of Company common stock and two warrants, each being a warrant to purchase one-half of one share of our common stock at an exercise price of $11.00 per whole share (provided, that, the aggregate number of shares of our common stock that shall be issuable upon the exercise of each set of warrants included in a given subscription for Units shall be rounded up to the nearest whole share).

The Company expects to receive aggregate gross proceeds from the offering of $60 million. In the offering, Mr. Duggan, the Company’s Executive Chairman and majority stockholder, exercised rights to acquire approximately five million units. Once final subscriptions have been tabulated and confirmed by DTC, the Company expects to issue approximately six million shares in aggregate to all participating stockholders in the offering (but excluding up to six million shares of common stock underlying the warrants issued in the rights offering).  The shares to be issued include approximately five million shares in aggregate to Mr. Duggan and affiliates of his, which will bring Mr. Duggan’s current beneficial ownership in the Company to approximately 72%.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Pulse Biosciences, Inc. dated June 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: June 28, 2024	By:	/s/ Burke T. Barrett
Burke T. Barrett
President and Chief Executive Officer (Principal Executive and Principal Financial Officer)